UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	52-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2022, SomaLogic Operating Co., Inc. (“SomaLogic Opco”), a wholly owned subsidiary of SomaLogic, Inc. (the “Company”), entered into that certain Lease Agreement between SomaLogic Opco and Louisville 1 Industrial Owner, LLC (“Landlord 1”) to lease the building (“Building 1”) to be constructed at 1350 South 96th Street in Louisville, Colorado (“Lease 1”). Also on February 10, 2022, SomaLogic Opco entered into that certain Lease Agreement between SomaLogic Opco and Louisville 2 Industrial Owner, LLC (“Landlord 2” and together with Landlord 1, collectively, the “Landlord”) to lease the building (“Building 2”) to be constructed at 1452 South 96th Street in Louisville, Colorado (“Lease 2” and together with Lease 1, collectively, the “Leases”). Building 1 and Building 2 when fully constructed are anticipated to comprise of 100,080 square feet and 98,640 square feet, respectively, of office, warehouse, laboratory and other space and will serve as the Company’s future headquarters.

The term of Lease 1 will commence on the later of the date the Landlord delivers exclusive possession of Building 1 with Landlord’s pre-delivery construction work complete and January 1, 2023, and the term of Lease 2 will commence on the later of the date the Landlord delivers exclusive possession of Building 2 with Landlord’s pre-delivery construction work complete and July 1, 2023. Both Leases will expire on November 30, 2033, unless extended by the parties or earlier terminated in accordance with the terms of the Lease. SomaLogic Opco has the right to extend the term of each of the Leases for three (3) periods of sixty (60) months each beginning immediately following the end of the then-current term.

SomaLogic Opco’s obligation to pay rent for Building 1 and Building 2 will begin approximately six months following the applicable commencement date of each of Lease 1 and Lease 2, respectively. The annual base rent under Lease 1 is initially $14.47 per square foot per year, or approximately $1.3 million per year in the aggregate, subject to annual increases of approximately 3% per annum and other adjustments, up to approximately $1.8 million per year in the aggregate in the final year of the term. The annual base rent under Lease 2 is initially $15.11 per square foot per year, or approximately $1.3 million per year in the aggregate, subject to annual increases of approximately 3% per annum and other adjustments, up to approximately $1.8 million per year in the aggregate in the final year of the term. Both leases include tenant improvement allowances in the amount of approximately $3.5 million per Lease. The Leases are “triple net” such that SomaLogic will be responsible for operating expenses and real estate taxes in addition to base rent.

SomaLogic Opco will be required to deliver a letter of credit in the amount of $2,000,000 for each of Lease 1 and Lease 2 to secure the obligations under each of the Leases. Provided that the applicable Lease is in good standing and not in default, each such letter of credit shall be reduced by $400,000 one year after the applicable commencement date and shall continue to be reduced by $400,000 annually, until such amount is reduced to $0, at which time the applicable letter of credit will be released.

The Landlord has the right to terminate each of the Leases upon customary events of default. SomaLogic Opco may also terminate either Lease if the Landlord does not complete its construction obligations by December 31, 2022 .

The description of the Leases contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to each of Lease 1 and Lease 2, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in or incorporated by reference into Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements relating to the expected future performance of the Company. These forward-looking statements are not historical and generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions that relate to the Company’s strategy, expectations, plans, or intentions. In addition, the Company, through its senior management team, from time to time makes forward-looking public statements concerning its expected future operations and performance and other developments.  Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.  Many factors could cause actual results events to differ materially from the forward-looking statements in this press release, including factors which are beyond the Company’s control. Investors should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Proxy Statement/Prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2021 and the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2021, as well as subsequent annual and periodic reports filed with the Securities and Exchange Commission. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. All forward-looking information and subsequent written and oral forward-looking statements attributable to the Company, or to persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

 Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1	Lease Agreement, dated February 10, 2022, between SomaLogic Operating Co., Inc. and Louisville 1 Industrial Owner, LLC
10.2	Lease Agreement, dated February 10, 2022, between SomaLogic Operative Co., Inc. and Louisville 2 Industrial Owner, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SomaLogic, Inc.
(Registrant)

By:	/s/ Roy Smythe
Name:	Roy Smythe
Title:	Chief Executive Officer

February 16, 2022

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